UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  September 25, 2006


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware             1-8400             75-1825172
(State of Incorporation)(Commission File Number)  (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 8.01 Other Events

AMR Corporation is filing herewith its Eagle Eye communication to investors. This document includes (a) actual unit cost, fuel price, capacity and traffic information for July and August and
(b) forecasts of unit cost, revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, liquidity expectations, other income/expense estimates and share count.





                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  September 25, 2006




AMR EAGLE EYE

September 25, 2006

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document, the words "expects", "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook", "may," "will," "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs; future financing plans and needs; overall economic and industry conditions; plans and objectives for future operations; and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. This document includes forecasts of unit cost and revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, other income/expense estimates, share count, and statements regarding the Company's liquidity, each of which is a forward-looking statement. Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: the materially weakened financial condition of the Company, resulting from its significant losses in recent years; the ability of the Company to generate additional revenues and significantly reduce its costs; changes in economic and other conditions beyond the Company's control, and the volatile results of the Company's operations; the Company's substantial indebtedness and other obligations; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; continued high fuel prices and further increases in the price of fuel, and the availability of fuel; the fiercely competitive business environment faced by the Company, and historically low fare levels; competition with reorganized and reorganizing carriers; the Company's reduced pricing power; the Company's likely need to raise additional funds and its ability to do so on acceptable terms; changes in the Company's business strategy; government regulation of the Company's business; conflicts overseas or terrorist attacks; uncertainties with respect to the Company's international operations; outbreaks of a disease (such as SARS or avian flu) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; the Company's ability to retain key management personnel; potential failures or disruptions of the Company's computer, communications or other technology systems; changes in the price of the Company's common stock; and the ability of the Company to reach acceptable agreements with third parties. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2005.


This Eagle Eye provides updated guidance for the third quarter and the full year 2006.

Performance Update

Costs:  Unit cost forecasts are attached.

Revenue: Third quarter mainline unit revenue is expected to increase between 6.6% and 7.6% year over year. Third quarter consolidated unit revenue is expected to increase between 7.1% and 8.1% year over year. This revenue estimate includes more than $50 million total impact for August and September related to the London security threat in August.

Liquidity:   We expect to end the third quarter with a  cash  and
short-term  investment  balance well over $5  billion,  including
nearly   $500   million   in  restricted  cash   and   short-term
investments.




                                     Kenji Hashimoto
                                     Managing Director,Investor Relations






AMR EAGLE EYE

Fuel Forecast

Fuel Hedge Position:
    3Q06:  Hedged on 36% of consumption at an average cap of $66/bbl WTI Crude

AMR Fuel Price (Including Hedges and Taxes) and Consumption

                                     Actual       Forecast (as of Sep. 18, 2006)
                                  July     Aug      Sep     3Q06       2006
 Fuel Price (dollars/gal)         2.19    2.21     2.06     2.16       2.03
 Fuel Consumption (MM gals)      281.2   279.2    249.3    809.7    3,168.6


Unit Cost Forecast (cents)

AMR Consolidated Cost per ASM
                                     Actual            Forecast
                                  July     Aug      Sep     3Q06       2006
 AMR Cost per ASM 1/             11.57   11.69    11.52    11.59      11.45
 AMR Cost per ASM (ex-fuel) 2/    7.84    7.93     8.13     7.96       8.02



American Mainline Cost per ASM
                                     Actual            Forecast
                                  July     Aug      Sep    3Q06        2006
 AA Cost per ASM 1/              11.01   11.11    10.95   11.03       10.88
 AA Cost per ASM (ex-fuel) 2/     7.38    7.44     7.68    7.49        7.56




Capacity and Traffic Forecast (millions)


AA Mainline Operations
                                     Actual            Forecast
                                  July     Aug      Sep    3Q06       2006
    ASMs                        15,280  15,216   14,035  44,531    174,298
      Domestic                   9,634   9,649    8,866  28,149    108,974
      International              5,646   5,567    5,169  16,382     65,324

    Traffic                     13,303  12,478   10,559  36,340    139,383

Regional Affiliate Operations
                                   Actual            Forecast
                                  July     Aug      Sep    3Q06       2006
    ASMs                         1,179   1,185    1,117   3,481     13,597

    Traffic                        927     879      767   2,573     10,013



Share Count  (in millions)

   Basic Shares                                          213
   Options, performance shares, etc. (1)                  23
   4.25% notes (dilutive above $0.18/qtr)                 17
   4.50% notes (dilutive above $0.25/qtr)                 15
Total Forecast Potential Dilutive Share Count            268


   (1) Based on current quarterly average share price of $22.18


1/ Data is as reported

2/ The company believes that unit costs excluding fuel is a useful measurement to investors in monitoring the performance of the company's costs excluding the volatility of fuel.
   Reconciliation to GAAP follows:


                                 Actual               Forecast
                               July    Aug       Sep   3Q06      2006
Cents
AMR CASM                       11.57  11.69     11.52   11.59   11.45
Less Fuel CASM                  3.73   3.76      3.39    3.63    3.43
AMR CASM Excluding Fuel         7.84   7.93      8.13    7.96    8.02



                                 Actual               Forecast
                               July    Aug       Sep   3Q06      2006
Cents
AA CASM                         11.01  11.11     10.95   11.03  10.88
Less Fuel CASM                   3.63   3.67      3.27    3.54   3.32
AA CASM Excluding Fuel           7.38   7.44      7.68    7.49   7.56